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                                                                   EXHIBIT 10.52

                                    AGREEMENT

         This Agreement ("Agreement") is entered into this 6th day of July, 2005, by and among Alon USA Energy, Inc., a Delaware corporation ("Alon Energy"), Alon USA, Inc., a Delaware corporation ("Alon USA"), Alon USA Capital, Inc., a Delaware corporation ("Alon Capital"), Alon USA Operating, Inc., a Delaware corporation ("Alon Operating"), and Alon Assets, Inc., a Delaware corporation ("Alon Assets" and together with Alon USA, Alon Capital, and Alon Operating, the "Alon Subsidiaries"), and Jeff D. Morris, Claire A. Hart and Joseph A. Concienne, III, (together "Management").

         WHEREAS, Alon Energy is contemplating an initial public offering (the "IPO") of shares of its common stock, par value $.01 per share (the "Energy Common Stock"), a portion of the proceeds of which will be made available to the Alon Subsidiaries and their direct and indirect subsidiaries;

         NOW THEREFORE, in consideration of Alon Energy making a portion of the IPO proceeds available to the Alon Subsidiaries and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Commencing with the issuance of Energy Common Stock by Alon Energy in the IPO and continuing thereafter, the Alon Subsidiaries agree that, upon each issuance by Alon Energy of any shares of Energy Common Stock (an "Energy Common Stock Issuance") and/or the exercise of options held by Management into shares of Alon Operating or Alon Assets, the Alon Subsidiaries shall cause the following transactions to occur:

                  (a) Alon USA shall purchase from Alon Operating, and Alon Operating shall sell to Alon USA, a number of shares of voting common stock, par value $.01 per share, of Alon Operating, so that after such purchase the percentage of ownership of Alon Operating then held by Management shall have been diluted, on an accumulated basis since the date of this Agreement, by a percentage equal to the aggregate number of shares of Energy Common Stock issued in all Energy Common Stock Issuances since the date of this Agreement, divided by the total shares of Energy Common Stock then outstanding (after giving effect to all Energy Common Stock Issuances since the date of this Agreement). Such shares of Alon Operating voting common stock shall be sold to Alon USA by Alon Operating at a price per share equal to the Per Share Equity Value (as defined below).

                  (b) Alon Capital shall purchase from Alon Assets, and Alon Assets shall sell to Alon Capital, a number of shares of voting common stock, par value $.01 per share, of Alon Assets, so that after such purchase the percentage of ownership of Alon Capital then held by Management shall have been diluted, on an accumulated basis since the date of this Agreement, by a percentage equal to the aggregate number of shares of Energy Common Stock issued in all Energy

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         Common Stock Issuances since the date of this Agreement, divided by the total shares of Energy Common Stock then outstanding (after giving effect to all Energy Common Stock Issuances since the date of this Agreement). Such shares of Alon Assets voting common stock shall be sold to Alon Capital by Alon Assets at a price per share equal to the Per Share Equity Value.

                  (c) For purposes of paragraphs (a) and (b) above, the term "Per Share Equity Value" shall mean the total stockholders equity of Alon Operating or Alon Assets, as applicable, divided by the total number of shares of voting and nonvoting common stock of Alon Operating or Alon Assets, as applicable, outstanding immediately prior to the transactions contemplated in paragraphs (a) and (b) above. The determination of Per Share Equity Value shall be made by the board of directors of Alon Operating and Alon Assets, as applicable, based on the most recently prepared balance sheet of such entity (which determination shall be conclusive and binding).

                  (Remainder of page intentionally left blank)


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Alon USA, Inc.                                Alon USA Capital, Inc.


By: /s/ Harlin R. Dean                        By: /s/ Harlin R. Dean
    -------------------------------               ------------------------------
    Harlin R. Dean, Vice President                Harlin R. Dean, Vice President



Alon USA Operating, Inc.                      Alon Assets, Inc.


By: /s/ Harlin R. Dean                        By: /s/ Harlin R. Dean
    -------------------------------               ------------------------------
    Harlin R. Dean, Vice President                Harlin R. Dean, Vice President



Alon USA Energy, Inc.


By: /s/ David Wiessman
    ----------------------------------
    David Wiessman, Executive Chairman



/s/ Jeff D. Morris                            /s/ Claire A. Hart
--------------------------------------        ----------------------------------
Jeff D. Morris                                Claire A. Hart



/s/ Joseph A. Concienne
------------------------------------
Joseph A. Concienne, III